                                                                   EXHIBIT 10.14

                                    SUBLEASE

         This Sublease made and entered into as of this 1st day of October 2000 by and between TRISTAR ENTERPRISES, INC., a Tennessee nonprofit corporation ("Sublessor") and GENOTHERAPEUTICS, INC., a Tennessee corporation ("Sublessee").

                                 R E C I T A L S

         WHEREAS. the Sublessor and The University of Tennessee have entered into a Lease dated October 1, 2000 (the "Primary Lease"), a copy of which is attached hereto as Exhibit A.

         WHEREAS, the Sublessor desires to sublease a portion of the premises leased by the original Primary Lease to the Sublessee.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable considerations set forth herein, the parties agree as follows:

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto appertaining situated in the State of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  Approximately 4.818 rentable square feet of laboratory space located on the Third Floor of the Van Vleet Building, 3 North Dunlap Street, Memphis, Shelby County, Tennessee. Being part of the same property described in the last recorded instrument conveyed to The University of Tennessee in Plat Book No. 1, Page 69, recorded in the Register's Office, Shelby County, Tennessee. (Reference Instrument No. 6005-287). Plans for the building can be found in the Office of Facilities at The University of Tennessee Health Science Center, Memphis, Tennessee.

         2. The Sublessee shall pay annual rent of $72,270.00 ($15.00 per square foot), payable in installments of $6,022.50 per month. The rental cost may be subsequently adjusted each July 1 and shall be based on the percentage difference between the two most recent annual State and Local Index values listed in Table 3.8B-Real Government Consumption Expenditures by Type and Real Gross Investment by Type (formerly entitled Government Purchases by Type and Constant Dollars)contained in the applicable July issue of the Department of Commerce's Survey of Current Business. For example, if this adjustment factor had been put into effect prior to July 1, 1996, a 2.3 percent increase in the prior rate would be permissible for the period of July 1, 1996 through June 30, 1997 (the July 1996 issue of the Department of Commerce's Survey of Current Business lists the 1995 State and Local Index value at 788.6 and the 1994 value at 770.5 (788.6/770.5 equals 1.023)).

         3. Except for Section 1 and Section 3 of the Primary Lease, the Sublessee hereby agrees to be bound by the terms and the conditions of the Primary Lease as if the Sublessee were the Lessee thereunder.

         4. The effectiveness of this Sublease is subject to the written consent of The University of Tennessee approving this Sublease.

         5. All notices required under this Sublease shall be sent to the following addresses:

                  To the Sublessor:              To the Sublessee:

                  Tristar Enterprises, Inc.      Genotherapeutics, Inc.
                  3 North Dunlap Street          _______________________________
                  Memphis, Tennessee 38163       _______________________________

         IN WITNESS WHEREOF, this Sublease has been executed by the parties as of the date hereinabove written:

                                                  TRISTAR ENTERPRISES, INC

                                                  By: /s/ illegible
                                                     _________________________

                                                  Title: President

                                                  GENOTHERAPEUTICS, INC.

                                                  By: /s/ Marc Hanover
                                                     ---------------------------

                                                  Title: President

                            Tristar Enterprises, Inc.
                                     Phase I
                               Space Requirements

Office #    Sq Ft   Tristar     UT     Office
206          325     162.5     162.5   Scott
216          242       121       121   Banton
232          239                 239   Palmer
230          140                 140   UTRC
224          343     171.5     171.5   CMO
228          161       161             IRB
202          107       107             IRB
208          176       176             ADMIN
221          141                 141   UT STORAGE
223          139       139             ACC'T/Contract Mgr
226          161       161             CLINICAL/Coordinator
205          182                 182   RESEARCH
219          143        85        58   Howell
212          176        88        88   Jennings
207          348       174       174   Conf. Rm

3rd Floor   3750      3750             Lab (sub-GTX)*
            ----      ----     -----

Total       6773      5296      1477

*Room # 333, 333A, 329, 325, 321, 324, 324A, 326, 326A, 328, 328A, 334, 334A,
         334B, & 330 (cold room)

                              Phase II (Expansion)

First Floor: Room # 106, 106A, 106B, 106C, and 107 (approx. 700 sq ft)

Third Floor: Room # 319 & 320 (approx. 750 sq ft)

                               SUBLEASE AMENDMENT

         This Amendment is to the sublease made between TRISTAR ENTERPRISES, INC., a Tennessee nonprofit corporation (" Sublessor")and GENOTHERAPEUTICS, INC., a Tennessee corporation ("Sublessee") signed on October 1, 2000.

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto situated in the State Of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  a. Effective February 1,2001, approximately 7,374 rentable square feet of office space located on the Third Floor of the Van Vleet Building, Rooms C300, C301, C302, C303, C304, C305, C310,
         C311, C312, C313, C314, C315, C315A, C316, C317, C319, C322, C322A,
         C322B, C322C, C323, C325, C326, C327, C327A, C329, C329A, C332, C333,
         C334, C335, S301, S302, S303, S305, S306,

                  b. Effective June 1, 2001 approximately 966 rentable square feet of laboratory space located on the Third Floor of the Van Vleet Building, Rooms N319, N320, N320A, 3 North Dunlap Street, Memphis, Shelby County, Tennessee. Being part of the same property described in the last recorded instrument conveyed to The University of Tennessee in Plat Book No., 1, Page 69, recorded in the Register's Office, Shelby County, Tennessee. (Reference Instrument No. 6005-287) Plans for the building can be found in the Office of Facilities at The University of Tennessee Health Science Center, Memphis, Tennessee.

         2. The Sublessee shall pay annual rent of $81,114.00 ($11.00 per square foot) payable in installments of $6,759.50 per month for the office space. The Sublessee shall pay annual rent of $14,490.00 ($15.00 per square foot) payable in installments of $1,207.50 per month for the additional laboratory space.

         3.       All other terms remain unchanged.

         IN WITNESS WHEREOF, this Sublease amendment has been executed by the parties as of the date hereinabove written:

                                                  TRISTAR ENTERPRISES, INC.

                                                  By: /s/ illegible
                                                     ___________________________

                                                  Title: President & CEO

                                                  GENOTHERAPEUTICS, INC.

                                                  By: Marc Hanover
                                                      --------------------------

                                                  Title: President

                           SUBLEASE AMENDMENT NUMBER 2

         This Amendment Number 2 is to the sublease between Tristar Enterprises, Inc., a Tennessee nonprofit corporation ("Sublessor") and GTx, Inc., a Tennessee corporation ("Sublessee") signed on October 1, 2000.

         A copy of the sublease, signed on October 1, 2000 and a copy of the original Sublease Amendment, which was effective on February 1, 2001, are attached to this Sublease Amendment Number 2.

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto situated in the State of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  Effective October 1, 2002, approximately 644 rentable square feet of office space located on the First Floor of the Van Vleet Building, Rooms C119, C120, C121, C122, C126.

         2. The Sublessee shall pay annual rent of $7,087.73 ($11.00 per square foot) payable in installments of $590.64 per month for the office space.

         3.       All other terms remain unchanged.

         In witness whereof, this Sublease Amendment Number 2 has been executed by the parties as indicated below:

TRISTAR ENTERPRISES, INC.                       GTx, INC.

By: /s/ Robert L. Palmer                        By: /s/ Mark E. Mosteller
   ---------------------------------               -----------------------------

Name: Robert L. Palmer                          Name: Mark E. Mosteller

Title: President & CEO                          Title: Chief Financial Officer

Date: 11/5/02                                   Date: 11/5/02

Amendment Number 2

C0119              115
C0120              121
C0121              105
C0122               85
C0126               60
              --------
                   486
              x 1.3258
              --------
                644.34
                  x 11
              --------
              7,087.73
                590.64

                           SUBLEASE AMENDMENT NUMBER 3

         This Amendment Number 3 is to the sublease between Tristar Enterprises, Inc., a Tennessee nonprofit corporation ("Sublessor")and GTx, Inc., a Tennessee corporation ("Sublessee") signed on October 1, 2000.

         A copy of the sublease, signed on October 1, 2000, a copy of the original Sublease Amendment, and a copy of Sublease Amendment Number 2, are attached to this Sublease Amendment Number 3.

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto situated in the State of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  Effective January 1, 2002, approximately 2,437 rentable square feet of office space located on the First Floor of the Van Vleet Building, Rooms C106, C106A, C106B, C106C, C106D, C106E, C106F, C106G, C106H, C107, C110, and C111.

         2. The Sublessee shall pay annual rent of $120.00 payable in installments of $10.00 per month for the space.

         3.       All other terms remain unchanged.

         In witness whereof, this Sublease Amendment Number 2 has been executed by the parties as indicated below:

TRISTAR ENTERPRISES, INC.                   GTx, INC.

By: /s/ Robert L. Palmer                    By: /s/ Mark E. Mosteller
   ---------------------------------           ---------------------------------

Name: Robert L. Palmer                      Name: Mark E. Mosteller

Title: President & CEO                      Title: CFO

Date: 11/6/02                               Date: 11/5/02

                                    GTx, INC.
                              DETAIL OF CLEAN ROOM
                              CONSTRUCTION EXPENSES
        CLEAN ROOM LOCATED ON THE FIRST FLOOR OF THE VAN VLEET BUILDING,
                             3 NORTH DUNLAP STREET

     VENDOR                        ITEM                    INVOICE NUMBER     AMOUNT
---------------------------------------------------------------------------------------
Clean Rooms West      Clean room construction and HVAC            18593     $10,303.94
Clean Rooms West      Clean room construction and HVAC            18594       1,251.00
Clean Rooms West      Clean room construction and HVAC            18510      73,657.55
Clean Rooms West      Clean room construction and HVAC            17377       9,329.05   $  94,541.54
                                                                            ----------

Steris                Autoclave-sterilizer                    101305900      53,648.99
Steris                Autoclave-sterilizer                    101451916       3,861.28
Steris                Autoclave-sterilizer                    101627455         506.37
Steris                Autoclave-sterilizer                    101625106       2,680.81
Steris                Autoclave-sterilizer                    101694378       3,289.97      63,987.42
                                                                            ----------

Quality Cryogenics    Special piping for liquid nitrogen           3552       1,500.00
Quality Cryogenics    Special piping for liquid nitrogen           6229       4,580.00
Quality Cryogenics    Special piping for liquid nitrogen           6228       8,603.00      14,683.00
                                                                            ----------

White Plumbing        Piping for gases                             3107       5,032.00       5,032.00
                                                                            ----------

Nexair                Gas manifolds                              542767         918.11
                                                                 553743         125.57
                                                                 553737       1,266.53
                                                                 534143       1,742.30
                                                                 534131       5,265.70
                                                                 502403       7,704.05
                                                                 594376          68.78      17,091.04
                                                                            ----------

Pure Water Solutions  Sterilizer Feed Water System                64381       3,072.14       3,072.14
                                                                            ----------   ------------
                      Total Clean Room Costs
                        Incurred by GTx, Inc.                                            $ 198,407.14
                                                                                         ============

                           SUBLEASE AMENDMENT NUMBER 4

         This Amendment Number 4 is to the sublease between Tristar Enterprises, Inc., a Tennessee nonprofit corporation ("Sublessor")and GTx, Inc., a Tennessee corporation ("Sublessee") signed on October 1, 200l.

         A copy of the sublease, signed on October 1, 2000, a copy of the original Sublease Amendment, a copy of Sublease Amendment Number 2, and a copy of Sublease Amendment Number 3 are attached to this Sublease Amendment Number 4.

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto situated in the State of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  Effective September 1, 2003, approximately 3 10 rentable square feet of office space located on the First Floor of the Van Vleet Building, Rooms C127 and C129.

         2. The Sublessee shall pay annual rent of $3,410.00 ($11 per square foot) payable in installments of $258.80 per month for the office space.

         3.       All other terms remain unchanged.

         In witness whereof, this Sublease Amendment Number 4 has been executed by the parties as indicated below:

TRISTAR ENTERPRISES, INC.                      GTx, INC.

By: /s/ Robert L. Palmer                       By: /s/ Mark E. Mosteller
   ----------------------------------             ------------------------------

Name: Robert L. Palmer                         Name: Mark E. Mosteller

Title: President & CEO                         Title: Chief Financial Officer

Date: 8/11/03                                  Date: 8/11/03

                           SUBLEASE AMENDMENT NUMBER 5

         This Amendment Number 5 is to the sublease between Tristar Enterprises, Inc., a Tennessee nonprofit corporation ("Sublessor")and GTx, Inc., a Tennessee corporation ("Sublessee")signed on October 1, 2000,

         1. The Sublessor hereby subleases unto the Sublessee those premises with the appurtenances thereto situated in the State of Tennessee, County of Shelby, City of Memphis, located at 3 North Dunlap Street, more particularly described as follows:

                  Effective September 1, 2003, approximately 831 rentable square feet of office space located on the Second Floor of the Van Vleet Building, Rooms S201, S202, S203, S205, and S206.

         2. The Sublessee shall pay annual rent of $9,141.00 ($11 per square foot) payable in installments of $761.75 per month for the office space.

         3.       All other terms remain unchanged.

         In witness whereof, this Sublease Amendment Number 5 has been executed by the parties as indicated below:

TRISTAR ENTERPRISES, INC.                       GTx, INC.

By: /s/ Robert L. Palmer                        By: /s/ Mark E. Mosteller
   -------------------------------------           -----------------------------

Name: Robert L. Palmer                          Name: Mark E. Mosteller

Title: President & CEO                          Title: Chief Financial Officer

Date: 8/5/03                                    Date: 8/7/03